UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2015 (June 30, 2015)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

909 Lake Carolyn Parkway, Suite 600

Irving, Texas 75039

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

Dismissal of Class Action Securities Case

As previously reported by Magnum Hunter Resources Corporation (the “Company”) in its filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, certain class action complaints had previously been filed against the Company and certain of its officers relating to the alleged accounting issues further described below. In late 2013, the class action cases that remained outstanding were consolidated into one action in the United States District Court for the Southern District of New York. This consolidated case is referred to in this Current Report on Form 8-K as the “Securities Case.” The complaints in the Securities Case alleged that the Company made certain false or misleading statements in its filings with the SEC, including statements related to the Company’s internal and financial controls, the calculation of non-cash share-based compensation expense, the late filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (which was filed by the Company with the SEC in June 2013), the dismissal of the Company’s previous independent registered accounting firm, and other matters identified in the Company’s Form 8-K filed with the SEC on April 16, 2013, as amended. The complaints demanded that the defendants pay unspecified damages to the class action plaintiffs, including damages allegedly caused by the decline in the market price of the Company’s common stock between February 22, 2013 and April 22, 2013.

As reported by the Company in a Current Report on Form 8-K filed with the SEC on June 25, 2014, on June 23, 2014, the United States District Court for the Southern District of New York issued an Opinion and Order granting the Company’s and the individual defendants’ motion to dismiss the Securities Case.  The plaintiffs subsequently appealed the decision dismissing the Securities Case to the U.S. Court of Appeals for the Second Circuit.

On June 23, 2015, the U.S. Court of Appeals for the Second Circuit entered a Summary Order unanimously affirming the Southern District of New York’s dismissal of the Securities Case in favor of the Company and the individual defendants.  A copy of the Summary Order is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Motion for Summary Judgment Pending in Remaining Derivative Securities Case

As previously reported by the Company in its filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, a series of stockholder derivative cases was filed against certain of the Company’s officers and directors alleging that the individual defendants breached their fiduciary duties to the Company with respect to the accounting and internal control matters identified in the Securities Case (the “Derivative Cases”).  As previously reported, all of the Derivative Cases have been dismissed except for one suit filed on March 19, 2014 by Richard Harveth (the “Harveth Case”) in the 125th District Court of Harris County, Texas (the “Harris County Court”).  The Company and the individual defendants have moved for summary judgment with respect to the Harveth Case.  That motion is currently pending before the Harris County Court.  The Company cannot predict the outcome of the Harveth Case, although, if the motion for summary judgment is not granted by the Harris County Court, the Company and the individual defendants intend to continue to vigorously defend against the Harveth Case.  It remains possible that additional stockholder derivative suits could be filed over these prior events.

Update Regarding Previously Disclosed SEC Investigation

As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, the Company’s management, under the supervision of the Company’s Chairman and Chief Executive Officer and its Chief Financial Officer, assessed the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2014 and concluded that it was effective.  Additionally, the Company’s independent registered public accounting firm audited the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2014 and expressed its opinion that the Company maintained, in all material respects, effective internal controls over financial reporting as of December 31, 2014, as set forth in the report of the independent registered public accounting firm included in the Company’s 2014 Annual Report on Form 10-K.

As previously disclosed by the Company in its public filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, on March 24, 2015, the Company received a “Wells Notice” from the staff (the “Staff”) of the SEC’s Division of Enforcement stating that the Staff has made a preliminary determination to recommend that the SEC file an enforcement action against the Company.  The Wells Notice was received by the Company following an investigation by the Staff regarding the Company’s internal controls, change in outside auditors during 2012 and 2013, and public statements to investors.  The Wells Notice issued to the Company states that the proposed action against the Company would allege violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”), and Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rules 13a-l, 13a-13, and 13a-15(a) promulgated under the Exchange Act.  Certain individuals currently associated or formerly associated with the Company also received Wells Notices.  The proposed actions against the individuals would allege violations of those same provisions, as well as violations of Section 13(b)(5) of the Exchange Act and Rules 13a-14 and 13a-15(c) thereunder.  The proposed actions described in the Wells Notices do not include any claims for securities fraud under Section 10(b) of the Exchange Act or Rule 10b-5 thereunder or under Section 17(a)(1) of the Securities Act. The Wells Notices further state that the Staff’s recommendation may involve a civil injunctive action, public administrative proceeding, and/or cease-and-desist proceeding, and may seek remedies that might include, among other things, a cease-and-desist order, injunctions, disgorgement with pre-judgment interest and civil money penalties.

On April 21, 2015, the Company responded to its Wells Notice in the form of a Wells Submission, pursuant to which the Company set forth why it believes an enforcement action against it and the individuals should not be commenced.  The Company has engaged and continues to engage in discussions with the Staff regarding the issues raised in the Wells Notices.  The Company cannot predict with confidence or certainty the ultimate outcome of the SEC process, including whether a settlement with respect to the issues raised in the Wells Notices may be reached with the Staff.  If no settlement is achieved, the Company believes the Staff will likely recommend that the SEC bring an enforcement action against the Company and the individuals and that such an enforcement action will likely be brought.  If an enforcement action is brought against the Company and the individuals, the Company cannot predict with certainty what violations of the Exchange Act or the Securities Act the SEC would allege or what remedies the SEC would seek.  If an enforcement action is brought against the Company by the SEC, the Company intends to mount a vigorous defense consistent with the defenses that were successfully mounted with respect to the Securities Case and Derivative Cases.

The Company believes that the issues raised by the Wells Notices relate primarily to the Company’s internal controls over financial reporting during certain periods prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which identified certain material weaknesses in the Company’s internal controls over financial reporting. However, as stated above, as of December 31, 2014, the Company had remediated 100% of the previously identified material weaknesses. In addition, in connection with the reporting of these material weaknesses in the Company’s 2012 Annual Report on Form 10-K, the Company was not required to restate any of its financial statements previously filed with the SEC.

* * * * *

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the related Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01                                           Other Events

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K, but excluding Exhibit 99.1, is incorporated by reference into this Item 8.01.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Summary Order of the U.S. Court of Appeals for the Second Circuit, dated June 23, 2015.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: June 30, 2015	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Summary Order of the U.S. Court of Appeals for the Second Circuit, dated June 23, 2015.